John Hancock Tax-Exempt Series Fund

John Hancock Massachusetts Tax-Free Income Fund

John Hancock New York Tax-Free Income Fund

Supplement dated October 1, 2014 to the current Prospectuses, as may be supplemented from time to time, replacing in its entirety the supplement dated September 5, 2014

As previously announced, the Board of Trustees of John Hancock Tax-Exempt Series Fund, of which each of John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund (each a “Fund” and collectively, the “Funds”) is a series, voted on June 25, 2014 to recommend that the shareholders of each Fund approve a reorganization of their respective Fund into John Hancock Tax-Free Bond Fund (“Tax-Free Bond Fund”), a series of John Hancock Municipal Securities Trust, as described below (each a “Reorganization” and collectively, the “Reorganizations”). It is expected that neither Reorganization will have a tax impact on shareholders.

The prior supplement dated September 5, 2014 provided notice of the Reorganizations and the anticipated shareholder meeting and closing dates of the Reorganizations. The shareholder meeting and closing dates of the Reorganizations have been changed and are now anticipated to occur on the dates provided below.

Under the terms of each Reorganization, subject to shareholder approval at a meeting scheduled to be held on or about January 9, 2015, the applicable Fund would transfer all of its assets to Tax-Free Bond Fund in exchange for shares of equal value of Tax-Free Bond Fund. Tax-Free Bond Fund also would assume the Fund’s liabilities. Tax-Free Bond Fund’s shares would then be distributed to the Fund’s shareholders, and the Fund would be terminated. If approved by the applicable Fund’s shareholders, each Reorganization is expected to occur as of the close of business on or about February 13, 2015 (the “Closing Date”). Each Reorganization is independent of, and not contingent upon, the other. Further information regarding the proposed Reorganizations will be contained in a proxy statement and prospectus, which is scheduled to be mailed to the Funds’ shareholders on or about November 14, 2014.

The Funds no longer accept orders from new investors to purchase shares of the Funds effective as of the close of business on September 2, 2014. The Funds will remain open to purchases and redemptions from existing shareholders until the Closing Date.

Prior to a Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the applicable Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.